SecureDesigns® Variable Annuity AdvisorDesigns® Variable Annuity AdvanceDesigns® Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated October 1, 2007,
To Current Prospectus Dated May 1, 2007

The section of the Prospectus entitled "Automatic Bonus Credit" is deleted in its entirety and replaced with the following:

Automatic Bonus Credit  — Beginning May 1, 2005, the Company will automatically issue a rider, which makes available a Bonus Credit; provided, however, that the rider is available only if (1) the Company issues your Contract during the period of May 1, 2005 through December 31, 2007; (2) your Contract is issued without a 0-Year Alternate Withdrawal Charge Rider; and (3) the age of any Owner on the Contract Date is 80 or younger.

The Bonus Credit, which will be added to your Contract Value, generally is equal to 2% of each Purchase Payment made in the first Contract Year. If your Contract is issued with a 4-Year Alternate Withdrawal Charge Rider, the Bonus Credit is equal to 1% of each Purchase Payment made in the first Contract Year, and if your Contract is issued with a 0-Year Alternate Withdrawal Charge Rider, the Bonus Credit is not available. The Company will apply the Bonus Credit to your Contract Value at the time the Purchase Payment is effective, and any Bonus Credit will be allocated among the Subaccounts in the same proportion as your Purchase Payment. If your Contract is issued after December 31, 2007, the Company will not issue the rider and no Bonus Credit will be added to your Contract.

The Company reserves the right to withdraw the automatic Bonus Credit at any time without notice. The Company currently plans to make the automatic Bonus Credit available in connection with Contracts issued during the period of May 1, 2005 through December 31, 2007. If your Contract is issued with this rider, you will receive the applicable Bonus Credit amount with respect to all Purchase Payments made during the first Contract Year. If you purchase the Contract in connection with the transfer or exchange of a variable annuity contract issued by another insurance company, the Company will make the automatic Bonus Credit available if the Company receives your application and initial Purchase Payment during the period of May 1, 2005 through December 31, 2007, and issues your Contract no later than December 31, 2007. See "Application for a Contract."

The Bonus Credit is subject to recapture in the event that you exercise your right to return the Contract during the Free-Look period and, for withdrawals made after the Free-Look period, is subject to any applicable withdrawal charge. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Bonus Credit applied. See "Free-Look Right." This Bonus Credit is not available to an Owner who purchases the Contract pursuant to exchange of an insurance or annuity contract issued by the Company or any affiliated life insurance company. There is no charge for this rider.

Please Retain This Supplement For Future Reference